Exhibit 99.1 MongoDB, Inc. Announces Third Quarter Fiscal 2026 Financial Results Atlas Revenue up 30% year-over-year; 75% of Total Q3 Revenue Third Quarter Fiscal 2026 Total Revenue of $628.3 million, up 19% year-over-year Added 2,600 Customers, with Over 62,500 Total Customers as of October 31, 2025 NEW YORK - December 1, 2025 (revised) - MongoDB, Inc. (NASDAQ: MDB) today announced its financial results for the third quarter ended October 31, 2025. “MongoDB delivered strong third quarter results that exceeded the high-end of our guidance driven by continued strength in Atlas, which saw growth accelerate to 30% year-over-year. We also delivered meaningful margin outperformance as we executed on our plan to drive profitable growth. Reflecting this strength, we are raising our guidance on the top and bottom line for the rest of the year," said CJ Desai, President and Chief Executive Officer of MongoDB. “Q3 was an exceptional quarter. Existing customers are expanding with us and net-new customer additions continue to show strength. Companies across industries and geographies are choosing MongoDB because we provide a unified data platform that powers mission-critical workloads today and also positions them to capitalize on the emerging AI platform shift.” Third Quarter Fiscal 2026 Financial Highlights • Revenue: Total revenue was $628.3 million for the third quarter of fiscal 2026, an increase of 19% year- over-year. Subscription revenue was $609.1 million, an increase of 19% year-over-year, and services revenue was $19.2 million, an increase of 12% year-over-year. • Gross Profit: Gross profit was $449.1 million for the third quarter of fiscal 2026, representing a 71% gross margin compared to 74% in the year-ago period. Non-GAAP gross profit was $466.2 million, representing a 74% non-GAAP gross margin, compared to a non-GAAP gross margin of 77% in the year-ago period. • Loss from Operations: Loss from operations was $18.4 million for the third quarter of fiscal 2026, compared to a loss from operations of $27.9 million in the year-ago period. Non-GAAP income from operations was $123.1 million, compared to non-GAAP income from operations of $101.5 million in the year-ago period. • Net Loss: Net loss was $2.0 million, or $0.02 per share, based on 81.4 million weighted-average shares outstanding, for the third quarter of fiscal 2026. This compares to a net loss of $9.8 million, or $0.13 per share, in the year-ago period. Non-GAAP net income was $114.5 million, or $1.32 per share, based on 86.9 million fully diluted weighted-average shares outstanding. This compares to a non-GAAP net loss of $98.1 million, or $1.16, per share in the year-ago period. • Cash Flow: As of October 31, 2025, MongoDB had $2.3 billion in cash, cash equivalents, short-term investments and restricted cash. During the three months ended October 31, 2025, MongoDB generated $143.5 million of cash from operations, compared to $37.4 million of cash from operations in the year-ago period. MongoDB used $1.7 million of cash in capital expenditures and used $1.7 million of cash in principal payments of finance leases, leading to free cash flow of $140.1 million, compared to free cash flow of $34.6 million in the year-ago period. A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure has been provided in the financial statement tables included at the end of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Third Quarter Fiscal 2026 and Recent Business Highlights

- MongoDB appointed Chirantan "CJ" Desai as President and Chief Executive Officer, succeeding Dev Ittycheria, who held the role for 11 years. CJ comes to MongoDB with an exceptional blend of product and engineering leadership, strong go-to-market execution, and firsthand experience scaling some of the world's most transformative software companies.
- MongoDB has been recognized as a Leader for the fourth consecutive year in the 2025 Gartner® Magic Quadrant™ for Cloud Database Management Systems (CDBMS). This recognition reflects the company's execution strength, innovation velocity, and continued leadership in redefining what a modern database platform can do in the era of AI. Our placement underscores MongoDB's position as the trusted foundation for enterprises seeking agility, scalability, and AI readiness across every application.
- MongoDB announced the availability of its search and vector search capabilities within MongoDB Community Edition and MongoDB Enterprise Server. Previously exclusive to the fully managed MongoDB Atlas cloud platform, developers and organizations of all sizes can now access the preview of robust full-text search and vector search capabilities on MongoDB's local, on-premises, and self-managed offerings—all with the world's most popular modern database.
- MongoDB was named the 2025 Microsoft United States Partner of the Year at the Microsoft Ignite conference in San Francisco. MongoDB also launched a number of AI development, security, and governance technology integrations with Microsoft that solidify MongoDB's position as the best data foundation for AI on Microsoft Azure.

Fourth Quarter and Full Year Fiscal 2026 Guidance

Based on information available to management as of today, December 1, 2025, MongoDB is issuing the following financial guidance for the fourth quarter and full year fiscal 2026.

	Fourth Quarter Fiscal 2026	**Full Year Fiscal 2026**
Revenue	$665.0 million to $670.0 million	$2.434 billion to $2.439 billion
Non-GAAP Income from Operations	$139.0 million to $143.0 million	$436.4 million to $440.4 million
Non-GAAP Net Income per Share	$1.44 to $1.48	$4.76 to $4.80

Reconciliations of non-GAAP income from operations and non-GAAP net income per share guidance to the most directly comparable GAAP measures are not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures; in particular, the measures and effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in MongoDB's stock price. MongoDB expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

MongoDB will host a conference call today, December 1, 2025, at 5:00 p.m. (Eastern Time) to discuss its financial results and business outlook. A live webcast of the call will be available on the "Investor Relations" page of MongoDB's website at https://investors.mongodb.com. To access the call by phone, please go to this link (registration link), and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at http://investors.mongodb.com.

2

3 Forward-Looking Statements This press release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning MongoDB’s financial guidance for the fourth fiscal quarter and full year fiscal 2026. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and factors that are beyond our control including, without limitation: our customers renewing their subscriptions with us and expanding their usage of software and related services; global political changes; the effects of the ongoing military conflicts between Russia and Ukraine and Israel and Hamas on our business and future operating results; economic downturns and/or the effects of rising interest rates, inflation and volatility in the global economy and financial markets on our business and future operating results; our potential failure to meet publicly announced guidance or other expectations about our business and future operating results; reputational harm or other adverse consequences resulting from use of AI and ML in our product offerings and internal operations if they don't produce the desired benefits; our limited operating history; our history of losses; our potential failure to repurchase shares of our common stock at favorable prices, if at all; failure of our platform to satisfy customer demands; the effects of increased competition; our investments in new products and our ability to introduce new features, services or enhancements; social, ethical and security issues relating to the use of new and evolving technologies, such as artificial intelligence, in our offerings or partnerships; our ability to effectively expand our sales and marketing organization; our ability to continue to build and maintain credibility with the developer community; our ability to add new customers or increase sales to our existing customers; our ability to maintain, protect, enforce and enhance our intellectual property; the effects of social, ethical and regulatory issues relating to the use of new and evolving technologies, such as AI and ML, in our offerings or partnerships; the growth and expansion of the market for database products and our ability to penetrate that market; our ability to maintain the security of our software and adequately address privacy concerns; our ability to manage our growth effectively and successfully recruit and retain additional highly-qualified personnel; and the price volatility of our common stock. These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2025, filed with the SEC on August 27, 2025. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2025, and other filings and reports that we may file from time to time with the SEC. Except as required by law, we undertake no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise. Non-GAAP Financial Measures This press release includes the following financial measures defined as non-GAAP financial measures by the SEC: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share and free cash flow. Non-GAAP gross profit and non-GAAP gross margin exclude expenses associated with stock-based compensation. Non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income and non-GAAP net income per share exclude: • expenses associated with stock-based compensation including employer payroll taxes upon the vesting and exercising of stock-based awards and expenses related to stock appreciation rights previously issued to our employees in China;

4 • amortization of intangible assets for the acquired technology and acquired customer relationships associated with prior acquisitions; • certain acquisition-related costs and other, including due diligence costs, professional fees in connection with an acquisition and certain integration-related expenses. These expenses are unpredictable, and dependent on factors that may be outside of our control and unrelated to the continuing operations of the acquired business or our Company. In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs; • restructuring costs associated with a formal restructuring plan that are primarily related to workforce reductions. The Company excludes these expenses because they are not reflective of ordinary course ongoing business and operating results; and • in the case of non-GAAP net income and non-GAAP net income per share, amortization of the debt issuance costs associated with our convertible senior notes and gains or losses on our financial instruments; • additionally, non-GAAP net income and non-GAAP net income per share are adjusted for an assumed provision for income taxes based on an estimated long-term non-GAAP tax rate. The non-GAAP tax rate was calculated utilizing a three-year financial projection that excludes the direct impact of the GAAP to non-GAAP adjustments and considers other factors such as operating structure and existing tax positions in various jurisdictions. We intend to periodically reevaluate the projected long-term tax rate, as necessary, for significant events and our ongoing analysis of relevant tax law changes. MongoDB uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating MongoDB’s ongoing operational performance. MongoDB believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in MongoDB’s industry, many of which may present similar non-GAAP financial measures to investors. Free cash flow represents net cash from/used in operating activities, less capital expenditures, principal payments of finance lease liabilities and capitalized software development costs, if any. MongoDB uses free cash flow to understand and evaluate its liquidity and to generate future operating plans. The exclusion of capital expenditures, principal payments of finance lease liabilities and amounts capitalized for software development facilitates comparisons of MongoDB’s liquidity on a period-to-period basis and excludes items that it does not consider to be indicative of its liquidity. MongoDB believes that free cash flow is a measure of liquidity that provides useful information to investors in understanding and evaluating the strength of its liquidity and future ability to generate cash that can be used for strategic opportunities or investing in its business in the same manner as MongoDB’s management and board of directors. Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP net income per share, free cash flow or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, as presented below. This earnings press release and any future releases containing such non-GAAP reconciliations can also be found on the Investor Relations page of MongoDB’s website at https://investors.mongodb.com. About MongoDB Headquartered in New York, MongoDB’s mission is to empower innovators to create, transform, and disrupt industries with software and data. MongoDB's unified, intelligent data platform was built to power the next generation of applications, and MongoDB is the most widely available, globally distributed database on the market. With integrated capabilities for operational data, search, real-time analytics, and AI-powered retrieval, MongoDB helps organizations everywhere move faster, innovate more efficiently, and simplify complex architectures. Millions

5 of developers and more than 60,000 customers across almost every industry—including 70% of the Fortune 100— rely on MongoDB for their most important applications. To learn more, visit mongodb.com. Investor Relations Jess Lubert jess.lubert@mongodb.com Media Relations MongoDB press@mongodb.com

6 MONGODB, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands of U.S. dollars, except share and per share data) (unaudited) October 31, 2025 January 31, 2025 Assets Current assets: Cash and cash equivalents $ 834,092 $ 490,133 Short-term investments 1,471,669 1,846,444 Accounts receivable, net of allowance for doubtful accounts of $12,305 and $8,888 as of October 31, 2025 and January 31, 2025, respectively 416,494 393,099 Deferred commissions 122,882 112,632 Prepaid expenses and other current assets 87,177 81,214 Total current assets 2,932,314 2,923,522 Property and equipment, net 40,704 46,377 Operating lease right-of-use assets 30,914 34,607 Goodwill 189,641 69,679 Intangible assets, net 38,308 24,597 Deferred tax assets 23,012 20,810 Other assets 311,756 310,701 Total assets $ 3,566,649 $ 3,430,293 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 14,811 $ 10,467 Accrued compensation and benefits 131,760 120,354 Operating lease liabilities 9,145 9,126 Other accrued liabilities 101,444 87,659 Deferred revenue 300,873 334,381 Total current liabilities 558,033 561,987 Deferred tax liability 560 262 Operating lease liabilities 25,480 27,374 Deferred revenue 66,173 25,404 Other liabilities 27,964 33,042 Total liabilities 678,210 648,069 Stockholders’ equity: Common stock, par value of $0.001 per share; 1,000,000,000 shares authorized as of October 31, 2025 and January 31, 2025; 82,919,928 shares issued and 81,357,418 shares outstanding as of October 31, 2025; 80,558,847 shares issued and 80,467,811 shares outstanding as of January 31, 2025 81 78 Additional paid-in capital 5,152,122 4,625,093 Treasury stock, 1,562,510 shares (repurchased at an average of $221.86 per share) as of October 31, 2025 and 99,371 shares (repurchased at an average of $13.27 per share) as of January 31, 2025 (346,654) (1,319) Accumulated other comprehensive income (loss) 10,275 (924) Accumulated deficit (1,927,385) (1,840,704) Total stockholders’ equity 2,888,439 2,782,224 Total liabilities and stockholders’ equity $ 3,566,649 $ 3,430,293

7 MONGODB, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of U.S. dollars, except share and per share data) (unaudited) Three Months Ended October 31, Nine Months Ended October 31, 2025 2024 2025 2024 Revenue: Subscription $ 609,067 $ 512,205 $ 1,712,877 $ 1,412,906 Services 19,242 17,170 55,848 45,139 Total revenue 628,309 529,375 1,768,725 1,458,045 Cost of revenue: Subscription(1) 146,921 111,150 416,455 318,728 Services(1) 32,256 24,181 92,191 67,553 Total cost of revenue 179,177 135,331 508,646 386,281 Gross profit 449,132 394,044 1,260,079 1,071,764 Operating expenses: Sales and marketing(1) 230,864 217,954 695,852 658,937 Research and development(1) 176,610 151,410 527,178 446,437 General and administrative(1) 60,082 52,556 174,321 163,892 Total operating expenses 467,556 421,920 1,397,351 1,269,266 Loss from operations (18,424) (27,876) (137,272) (197,502) Other income, net 19,774 20,767 62,178 61,749 Income (loss) before provision for income taxes 1,350 (7,109) (75,094) (135,753) Provision for income taxes 3,357 2,667 11,587 9,145 Net loss $ (2,007) $ (9,776) $ (86,681) $ (144,898) Net loss per share, basic and diluted $ (0.02) $ (0.13) $ (1.07) $ (1.97) Weighted-average shares used to compute net loss per share, basic and diluted 81,401,853 74,020,593 81,245,331 73,472,900 (1) Includes stock‑based compensation expense as follows: Three Months Ended October 31, Nine Months Ended October 31, 2025 2024 2025 2024 Cost of revenue—subscription $ 8,990 $ 7,884 $ 26,216 $ 21,566 Cost of revenue—services 4,572 3,495 12,739 10,151 Sales and marketing 36,965 40,540 112,332 121,193 Research and development 67,255 57,850 208,773 168,211 General and administrative 15,848 15,943 46,401 47,777 Total stock‑based compensation expense $ 133,630 $ 125,712 $ 406,461 $ 368,898

8 MONGODB, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands of U.S. dollars) (unaudited) Three Months Ended October 31, Nine Months Ended October 31, 2025 2024 2025 2024 Cash flows from operating activities Net loss $ (2,007) $ (9,776) $ (86,681) $ (144,898) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 5,668 2,405 16,654 9,580 Stock-based compensation 133,630 125,712 406,461 368,898 Amortization of debt discount and issuance costs — 715 — 2,419 Amortization of finance right-of-use assets 995 994 2,981 2,981 Amortization of operating right-of-use assets 2,899 3,229 8,498 8,300 Deferred income taxes 447 (825) (687) (799) Amortization of premium and accretion of discount on short-term investments, net (2,210) (5,656) (8,749) (19,117) Realized and unrealized loss (gain) on financial instruments, net 291 (338) 563 (1,190) Unrealized foreign exchange loss (gain) (171) 788 1,040 1,992 Change in operating assets and liabilities: Accounts receivable, net (66,993) (24,557) (25,188) (11,258) Prepaid expenses and other current assets 2,773 (1,964) (1,883) (582) Deferred commissions (3,548) (18,821) 10,952 (38,794) Other long-term assets (2,931) (8,395) (13,999) (17,704) Accounts payable 4,993 1,370 3,555 1,569 Accrued liabilities 13,525 (6,719) 10,923 22,494 Operating lease liabilities (3,570) (3,777) (8,321) (9,145) Deferred revenue 58,989 (17,039) 9,459 (71,352) Other liabilities, non-current 730 92 (34) (3,741) Net cash provided by operating activities 143,510 37,438 325,544 99,653 Cash flows from investing activities Purchases of property, equipment and other assets (1,678) (1,981) (3,826) (3,571) Business combination, net of cash acquired — — (2,032) — Investments in non-marketable securities — (250) (8,322) (5,750) Proceeds from the sales of marketable securities 127,660 — 127,660 — Proceeds from maturities of marketable securities 105,000 135,000 595,970 570,000 Purchases of marketable securities — (786,170) (337,292) (971,803) Net cash provided by (used in) investing activities 230,982 (653,401) 372,158 (411,124) Cash flows from financing activities Repurchases of common stock (148,633) — (343,079) — Proceeds from settlement of capped calls — — — 170,589 Proceeds from the issuance of common stock under the Employee Stock Purchase Plan — — 22,917 18,640 Proceeds from exercise of stock options 533 315 2,322 1,621 Taxes paid related to net share settlement of equity awards (38,496) — (38,496) — Principal payments of finance leases (1,715) (895) (5,800) (4,534) Net cash (used in) provided by financing activities (188,311) (580) (362,136) 186,316 Effect of exchange rate changes on cash, cash equivalents and restricted cash 783 (274) 8,851 (2,825) Net increase in cash, cash equivalents and restricted cash 186,964 (616,817) 344,417 (127,980) Cash, cash equivalents and restricted cash, beginning of period 650,206 1,292,480 492,753 803,643 Cash, cash equivalents and restricted cash, end of period $ 837,170 $ 675,663 $ 837,170 $ 675,663 —

9 MONGODB, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands of U.S. dollars, except share and per share data) (unaudited) Three Months Ended October 31, Nine Months Ended October 31, 2025 2024 2025 2024 Reconciliation of GAAP gross profit to non-GAAP gross profit: Gross profit on a GAAP basis $ 449,132 $ 394,044 $ 1,260,079 $ 1,071,764 Gross margin (Gross profit/Total revenue) on a GAAP basis 71% 74% 71% 74 % Add back: Expenses associated with stock-based compensation: Cost of Revenue—Subscription 9,230 7,999 26,752 22,145 Expenses associated with stock-based compensation: Cost of Revenue—Services 4,785 3,639 13,809 10,393 Restructuring (1) — 88 — Amortization of intangible assets 3,025 — 8,417 — Non-GAAP gross profit $ 466,171 $ 405,682 $ 1,309,145 $ 1,104,302 Non-GAAP gross margin (Non-GAAP gross profit/Total revenue) 74% 77% 74% 76 % Reconciliation of GAAP operating expenses to non-GAAP operating expenses: Sales and marketing operating expense on a GAAP basis $ 230,864 $ 217,954 $ 695,852 $ 658,937 Less: Expenses associated with stock-based compensation 38,579 42,155 116,172 125,129 Restructuring 251 — 4,775 — Amortization of intangible assets — — — 85 Non-GAAP sales and marketing operating expense $ 192,034 $ 175,799 $ 574,905 $ 533,723 Research and development operating expense on a GAAP basis $ 176,610 $ 151,410 $ 527,178 $ 446,437 Less: Expenses associated with stock-based compensation 69,100 59,017 213,567 173,166 Restructuring — — 159 — Amortization of intangible assets 170 170 510 2,908 Certain acquisition-related costs and other — — 40 — Non-GAAP research and development operating expense $ 107,340 $ 92,223 $ 312,902 $ 270,363 General and administrative operating expense on a GAAP basis $ 60,082 $ 52,556 $ 174,321 $ 163,892 Less: Expenses associated with stock-based compensation 16,396 16,377 48,452 50,469 Certain acquisition-related costs and other 4 — 1,894 — Non-GAAP general and administrative operating expense $ 43,682 $ 36,179 $ 123,975 $ 113,423 Reconciliation of GAAP loss from operations to non-GAAP income from operations: Loss from operations on a GAAP basis $ (18,424) $ (27,876) $ (137,272) $ (197,502) GAAP operating margin (Loss from operations/Total revenue) (3) % (5) % (8) % (14) % Add back: Expenses associated with stock-based compensation 138,090 129,186 418,752 381,303 Restructuring 250 — 5,022 — Amortization of intangible assets 3,195 170 8,927 2,993 Certain acquisition-related costs and other 4 — 1,934 — Non-GAAP income from operations $ 123,115 $ 101,480 $ 297,363 $ 186,794

10 Three Months Ended October 31, Nine Months Ended October 31, 2025 2024 2025 2024 Non-GAAP operating margin (Non-GAAP income from operations/Total revenue) 20% 19% 17% 13 % Reconciliation of GAAP net loss to non-GAAP net income: Net loss on a GAAP basis $ (2,007) $ (9,776) $ (86,681) $ (144,898) Add back: Expenses associated with stock-based compensation 138,090 129,186 418,752 381,303 Restructuring 250 — 5,022 — Amortization of intangible assets 3,195 170 8,927 2,993 Certain acquisition-related costs and other 4 — 1,934 — Amortization of debt issuance costs related to convertible senior notes — 716 — 2,419 Less: Gains (loss) on financial instruments, net (291) 338 (563) 1,190 Income tax effects and adjustments * 25,279 21,858 60,434 40,809 Non-GAAP net income $ 114,544 $ 98,100 $ 288,083 $ 199,818 Reconciliation of GAAP net loss per share, diluted, to non-GAAP net income per share, fully diluted: Net loss per share, diluted, on a GAAP basis $ (0.02) $ (0.13) $ (1.07) $ (1.97) Add back: Expenses associated with stock-based compensation 1.70 1.75 5.15 5.19 Restructuring — — 0.06 — Amortization of intangible assets 0.04 — 0.11 0.04 Certain acquisition-related costs and other — — 0.02 — Amortization of debt issuance costs related to convertible senior notes — 0.01 — 0.03 Less: Gains (loss) on financial instruments, net — — (0.01) 0.02 Income tax effects and adjustments * 0.31 0.30 0.74 0.56 Non-GAAP net income per share, diluted $ 1.41 $ 1.33 $ 3.54 $ 2.71 Adjustment for fully diluted earnings per share (0.09) (0.17) (0.22) (0.32) Non-GAAP net income per share, fully diluted ** $ 1.32 $ 1.16 $ 3.32 $ 2.39 * Non-GAAP financial information is adjusted for an assumed provision for income taxes based on our long-term projected tax rate of 20%. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities. ** Fully diluted non-GAAP net income per share is calculated based upon 86.9 million and 86.8 million of fully diluted weighted- average shares of outstanding common stock for the three and nine months ended October 31, 2025, respectively, and 84.2 million and 83.7 million of fully diluted weighted-average shares of outstanding common stock for the three and nine months ended October 31, 2024, respectively. The following table presents a reconciliation of free cash flow to net cash provided by operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands): Three Months Ended October 31, Nine Months Ended October 31, 2025 2024 2025 2024 Net cash provided by operating activities $ 143,510 $ 37,438 $ 325,544 $ 99,653 Capital expenditures (1,678) (1,981) (3,826) (3,571) Principal payments of finance leases (1,715) (895) (5,800) (4,534) Free cash flow $ 140,117 $ 34,562 $ 315,918 $ 91,548

MONGODB, INC.
CUSTOMER COUNT METRICS

The following table presents certain customer count information as of the periods indicated:

	10/31/2023	1/31/2024	4/30/2024	7/31/2024	10/31/2024	1/31/2025	4/30/2025	7/31/2025	10/31/2025
Total Customers[(a)]	46,400+	47,800+	49,200+	50,700+	52,600+	54,500+	57,100+	59,900+	62,500+
Direct Sales Customers[(b)]	6,900+	7,000+	7,100+	7,300+	7,400+	7,500+	7,500+	7,300+	7,000+
MongoDB Atlas Customers	44,900+	46,300+	47,700+	49,200+	51,100+	53,100+	55,800+	58,300+	60,800+
Customers over $100K[(c)]	1,972	2,052	2,137	2,189	2,314	2,396	2,506	2,564	2,694

(a) Our definition of "customer" excludes users of our free offerings and all affiliated entities are counted as a single customer.

(b) Direct Sales Customers are customers that were sold through our direct sales force and channel partners.

(c) Represents the number of customers with $100,000 or greater in annualized recurring revenue ("ARR") and annualized monthly recurring revenue ("MRR"). ARR includes the revenue we expect to receive from our customers over the following 12 months based on contractual commitments and, in the case of Direct Sales Customers of MongoDB Atlas, by annualizing the prior 90 days of their actual consumption of MongoDB Atlas, assuming no increases or reductions in their subscriptions or usage. For all other customers of our self-serve products, we calculate annualized MRR by annualizing the prior 30 days of their actual consumption of such products, assuming no increases or reductions in usage. ARR and annualized MRR exclude professional services.

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12 MONGODB, INC. SUPPLEMENTAL REVENUE INFORMATION The following table presents certain supplemental revenue information as of the periods indicated: 10/31/2023 1/31/2024 4/30/2024 7/31/2024 10/31/2024 1/31/2025 4/30/2025 7/31/2025 10/31/2025 MongoDB Enterprise Advanced: % of Subscription Revenue 27% 26% 25% 24% 25% 23% 22% 21% 20 % Direct Sales Customers(a) Revenue: % of Subscription Revenue 88% 88% 87% 87% 88% 88% 87% 87% 87% (a) Direct Sales Customers are customers that were sold through our direct sales force and channel partners.